INTERCREDITOR AGREEMENT



      THIS INTERCREDITOR AGREEMENT is entered into as of June ____, 1997 by and among UNITED STATES NATIONAL BANK OF OREGON ("US"), WELLS FARGO BANK, NATIONAL ASSOCIATION ("WF") and the following corporations (each individually referred to as a "Borrower" and all collectively referred to as "Borrowers"): WILLIAMS
CONTROLS, INC. a Delaware corporation, AJAY SPORTS, INC., a Delaware corporation, LEISURE LIFE, INC., a Tennessee corporation, PALM SPRINGS GOLF, INC., a Colorado corporation, AJAY LEISURE PRODUCTS, INC., a Delaware corporation, AGROTEC WILLIAMS, INC., a Delaware corporation, APTEK WILLIAMS, INC., a Delaware corporation, GEOFOCUS, INC., a Florida corporation, HARDEE WILLIAMS, INC., a Delaware corporation, KENCO/WILLIAMS, INC., a Delaware corporation, NESC WILLIAMS, INC., a Delaware corporation, PREMIER PLASTIC TECHNOLOGIES, INC., a Delaware corporation, WACCAMAW WHEEL WILLIAMS, INC., a Delaware corporation, WILLIAMS CONTROLS INDUSTRIES, INC., a Delaware corporation, WILLIAMS TECHNOLOGIES, INC., a Delaware corporation, WILLIAMS WORLD TRADE, INC., a Delaware corporation, WILLIAMS AUTOMOTIVE, INC., a Delaware corporation, TECHWOOD WILLIAMS, INC., a Delaware corporation.

                                 RECITALS

      US has advanced certain credit to Borrowers secured by substantially all of Borrowers' personal property. WF is prepared to advance credit to Borrowers, some of the proceeds of which will repay Borrowers' existing obligations to US, except for the Junior Debt which will remain as an obligation of Ajay Sports, Inc. [guaranteed by _______________________ and secured by the Kenco Assets]. [Except for a security interest in the Kenco Assets,] US will have no security interest or other interest in the assets of any Borrower.

      NOW, THEREFORE, in consideration of the mutual covenants and promises of the parties contained herein, US, WF and Borrowers hereby agree as follows:

      Section 1.  Definitions.

      The following terms shall have the meanings set forth below (with all such meanings to be equally applicable to both the singular and plural forms of the terms defined):

      "Credit Agreement" means the Credit Agreement of even date herewith among WF and Borrowers, as such Agreement may be amended or otherwise modified from time to time.

      "Default" means an "Event of Default" (as defined in the Credit Agreement) or an event or condition which with the giving of notice or the passage of time, or both, would constitute an Event of Default.

      "Investment Account" means any account maintained by US with respect to any investment property owned by any Borrower.

      "Junior Debt" means the obligations of Ajay Sports, Inc. evidenced by the Promissory Note attached hereto as Exhibit A [and the obligations of all Borrowers with respect to the repayment of such indebtedness].

      "Kenco Assets" means all of the assets of Kenco/Williams, Inc., a Delaware corporation.

      "Lock Box Accounts" means all accounts maintained by US into which remittances payable to a Borrower, collections of any account receivable of a Borrower or other payments due to a Borrower are deposited, including, without limitation, Account Nos. _____________________ and
---------------------.

      "Senior Debt" means all of the payment obligations of Borrowers to WF pursuant to the Credit Agreement and any refinancing or replacement financing of any of such obligations.

      "US" means United States National Bank of Oregon and any other holder of all or any part of the Junior Debt.

      "WF" means Wells Fargo Bank, National Association and any other holder of all or any part of the Senior Debt.

      "WF Revolver" means that portion of any revolving loans included in the Senior Debt based on the Kenco Assets.

      "WF Term Loan" means that portion of any term loan included in the Senior Debt based on the Kenco Assets.

      "WF Term Loan II" means the $1,000,000 term loan defined in the Credit Agreement as "Term Loan II."

      Section 2.  Priority of Interests.

      2.1 US hereby represents to WF that it has no security interest or mortgage interest in any of Borrowers' assets, except for its security interest in the Kenco Assets. US hereby subordinates any interest it has in the assets of any of the Borrowers to the interest therein of WF.

      2.2 Until the Senior Debt is paid in full in cash, US shall not exercise any of its enforcement or other rights with respect to the Kenco Assets, except for the filing of such continuation statements as may be necessary in US's judgment to continue UCC financing statements existing as of the date hereof perfecting US's interest in the Kenco Assets.

      2.3 Upon the prior consent of WF, Borrowers may sell or otherwise dispose of all or any part of the Kenco Assets free and clear of the interests therein of US and WF at any time or times until the Senior Debt is paid in full in cash.

      Section 3.  Repayment of Junior Debt.

      3.1 Except as otherwise provided herein, (a) US shall not ask for, demand, sue for, take or receive, and no Borrower shall make, any payment on account of the Junior Debt, including, without limitation, any payment by way of setoff and
(b) any money or other property received by US for application on the Junior Debt before the Senior Debt is paid in full in cash will be held by US in trust for WF and promptly upon receipt delivered by US to WF.

      3.2 So long as no Default is continuing, [describe regular interest and/or principal payments US permitted to receive on Junior Debt].

      3.3 Upon the sale or other disposition of any of the Kenco Assets, the proceeds thereof will be applied as follows:

            (i)   first, to the repayment in full of the WF Term Loan;

            (ii)  second, to the repayment in full of the WF Revolver;

            (iii) third, to the repayment in full of the WF Term Loan II;
      and

            (iv)  finally, to the repayment in full of the Junior Debt.

      3.4 Upon any distribution of the assets or readjustment of the indebtedness of any Borrower, whether by reason of liquidation, composition, bankruptcy, arrangement, receivership, assignment for the benefit of creditors or any other action or proceeding involving the readjustment of all or any of the Junior Debt, or the application of the assets of any Borrower to the payment or liquidation of any of the Junior Debt, WF shall be entitled to receive payment in full in cash of the Senior Debt prior to the payment of any of the Junior Debt. Accordingly, any payment or distribution of assets of one or more Borrowers of any kind or character, whether in cash, property or securities, which would otherwise have been made to US but for the provisions of this
Section 3.4, shall instead be made by Borrower or Borrowers or by the trustee in bankruptcy, receiver, liquidating trustee, custodian, assignee, agent or other person making payment or distribution of assets of such Borrower or Borrowers, directly to WF for application to the payment of all Senior Debt remaining unpaid to the extent necessary to pay all Senior Debt in full in cash after giving effect to any concurrent payment or distribution to or for the benefit of WF. If, notwithstanding the foregoing, US receives any payment or distribution of assets of one or more Borrowers, before all amounts due or to become due on or in respect of all Senior Debt has been paid in full in cash, then such payment or distribution shall be received in trust for WF and shall be promptly paid over or delivered by US to WF for application to the payment of all Senior Debt remaining unpaid.

      Section 4.  Rights in Furtherance of Subordination.

      4.1 US and each holder of the Junior Debt by its acceptance thereof agrees not to sell, assign or transfer all or any part of the Junior Debt while any Senior Debt remains unpaid unless such sale, assignment or transfer is made expressly subject to the terms of this Intercreditor Agreement. US represents that no other subordination of the Junior Debt is in existence on the date hereof and agrees that the Junior Debt will not be subordinated to any indebtedness owed to any person other than WF.

      4.2 US and each other holder of the Junior Debt by its acceptance thereof consents and agrees that all Senior Debt shall be deemed to have been made or incurred in reliance upon the subordination of the Junior Debt pursuant to this Intercreditor Agreement.

      4.3 Until the Senior Debt has been paid in full in cash, US will not (i) commence any action or proceeding against any Borrower to recover all or any part of the Junior Debt unless WF has commenced such an action against such Borrower or (ii) join with any creditor in bringing any proceeding against any Borrower under Title 11 of the United States Code or any other state or federal insolvency statute unless WF has joined in bringing such a proceeding.

      4.4 Subject to the payment in full in cash of all Senior Debt, US shall be subrogated, to the extent of the payments or distributions made to WF pursuant to the provisions of this Agreement, to the rights of WF to receive payments and distributions of property applicable to the Senior Debt until the principal of and interest on the Junior Debt is paid in full. For purposes of such subrogation, no payment or distribution to WF of cash or property which US would be entitled to receive but for the provisions of this Agreement, shall, as among the Borrowers, their creditors (other than WF) and US, be deemed to be a payment or distribution by any Borrower to or on account of the Senior Debt.

      4.5 US may file such proofs of claim and other papers or documents as may be necessary or advisable in order to have its claims allowed in any judicial proceeding relative to any Borrower, its creditors or its property. If US has not filed a proof of claim or other necessary claim in such proceeding within ten business days before the deadline for filing such a claim, WF may file such a claim on behalf of US. Until the Senior Debt has been paid in full in cash, US will not discharge all or any portion of the obligations of the Borrowers in respect of the Junior Debt, whether by forgiveness, receipt of capital stock or otherwise, without the prior written consent of WF.

      4.6 WF shall be deemed to be the "holder" of all claims in respect of the Junior Debt in any proceeding of the type described in Section 3.4 (each a "bankruptcy proceeding"). To the extent not deemed to be "not in good faith" within the meaning of 11 U.S.C. ss.1126(e), US agrees to vote to accept a plan of reorganization or dissolution in respect of one or more Borrowers which WF has accepted or has notified US of its intent to accept. If such acceptance by US would not be in good faith pursuant to 11 U.S.C. ss.1126(e), US agrees not to vote against a plan of reorganization or dissolution which WF has accepted or has notified US of its intent to accept. The foregoing shall be enforceable by WF against US regardless of whether such plan allows a class subordinated to the claims of the Junior Debt to retain an interest in one or more Borrowers or whether US will receive or retain under such plan on account of its claims in respect of the Junior Debt property having value less than the amount that US would receive or retain if the bankruptcy proceeding were under Chapter 7 of the Bankruptcy Code.

      Section 5. Lock Boxes. On each business day, US shall transfer to WF by wire transfer in accordance with WF's wire instructions amount equal to the ledger balance in the Lock Box Accounts. The Lock Box Accounts will not be subject to deduction, setoff, banker's lien or any other similar right. All service charges and other expenses for the establishment and maintenance of the Lock Box Accounts and for US's services in connection therewith shall be charged by US directly to
-----------------------.

      Section 6. Indemnification. WF shall indemnify and hold US harmless from and against and will promptly reimburse US for any liability, loss or expense arising out of the dishonor of, or failure of US to collect, any check or other instrument delivered to US constituting part of the collections credited by US to Borrowers' accounts in connection with the payoff of Borrowers' obligations (other than the Junior Debt) contemporaneously with the execution by Borrowers of the Credit Agreement and with respect to any check or other instrument deposited into the Lock Box Accounts and constituting any part of the amounts wire transferred to WF pursuant to Section 5 above, provided US gives WF notice of each such event within 30 days after the occurrence thereof.

      Section 7. Investment Account. From time to time, Borrowers deposit funds with US in the Investment Account. Borrower has granted WF a security interest in all of Borrowers' investment property, including, without limitation, all amounts deposited in the Investment Account. In order to perfect WF's interest in the Investment Account, US hereby agrees that it will comply with all orders and directions given to it by WF with respect to the Investment Account without further consent by any Borrower.

      Section 8. Continuing Subordination. This is a continuing agreement of subordination and WF may continue, without notice to US, to extend credit or other accommodations or benefit and lend monies to or for the account of any one or more of the Borrowers on the faith hereof, and may at any time, in WF's sole discretion, renew or extend the time of payment of all or any existing or future obligations of Borrower to US or waive or release any collateral which may be held therefor at any time without in any manner being deemed to have impaired or affected WF's rights and US's obligations hereunder. US waives notice of acceptance by WF of the subordination and other provisions of this Agreement and reliance by WF upon the subordination and other agreements set forth herein.

      Section 9.    Miscellaneous.

      9.1 All notices, requests and demands which any party is required or may desire to give to any other party under any provision of this Agreement must be in writing delivered to each party at the following address:

      BORROWERS:        Williams Controls, Inc.
                        14100 SW 72nd Avenue
                        Portland, OR  97224
                         Attn: Thomas W. Itin, Chairman
                          Telecopy No.: (248) 851-9080

      US:               United States National Bank of Oregon
                        111 S.W. Fifth Avenue
                        Portland, OR  97204
                       Attn: ____________________________
                       Telecopy No.: ____________________

      WF:               Wells Fargo Bank, National Association
                           Commercial Finance Division
                        245 S. Los Robles Ave., Ste. 600
                               Pasadena, CA 91101
                             Attn: Angelo Samperisi
                          Telecopy No.: (626) 884-9063

or to such other address as any party may designate by written notice to all other parties. Each such notice, request and demand shall be deemed given or made as follows: (a) if sent by hand delivery, upon delivery; (b) if sent by mail, upon the earlier of the date of receipt or three days after deposit in the U.S. mail, first class and postage prepaid; and (c) if sent by telecopy, upon receipt and the sender will endeavor to send a hard copy of such telecopied notice to the recipient by mail.

      9.2 No delay, failure or discontinuance of US or WF in exercising any right, power or remedy hereunder shall affect or operate as a waiver of such right, power or remedy, nor shall any single or partial exercise of any such right, power or remedy preclude, waive or otherwise affect any other further exercise thereof or the exercise of any other right, power or remedy. Any waiver, permit, consent or approval of any kind by either US or WF of any breach of or default under any provision hereof must be in writing and shall be effective only to the extent set forth in such writing.

      9.3 Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the party against whom enforcement is sought.

      9.4 Except as provided in Section 3, the provisions of this Agreement are intended solely for the purpose of defining the relative rights of US on the one hand and WF on the other. It is the intent of the parties that this Agreement shall constitute a present assignment by US of its rights to receive payments or distributions of cash and other property of one or more Borrowers otherwise payable to US in the circumstances described in Section 3 hereof. Nothing contained in this Agreement except as set forth in Section 3 shall (i) impair or affect, as among the Borrowers, their creditors (other than WF) and US, the obligation of Ajay Sports, Inc., which is absolute and unconditional, to pay to US the principal of and interest on the Junior Debt as such amounts become due and payable in accordance with its terms or (ii) affect the relative rights against the Borrowers of US and the creditors of the Borrowers (other than WF).

      9.5 The provisions of this Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns.

      9.6 This Agreement shall be governed by and construed in accordance with the laws of the State of Oregon.

      9.7 If legal action is required to enforce the terms of this Agreement, the prevailing party shall be entitled to reasonable attorneys' fees and costs incurred therein, whether incurred at arbitration, at trial, on appeal, in a bankruptcy proceeding or otherwise.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the day and year first written above.


WELLS FARGO BANK, NATIONAL             UNITED STATES NATIONAL BANK OF OREGON
ASSOCIATION
                                       By:
By:
                                     Title:
Title:

WILLIAMS CONTROLS, INC.                AJAY SPORTS, INC.

By:                                    By:
Title:                                 Title:

LEISURE LIFE, INC.                     PALM SPRINGS GOLF, INC.

By:                                    By:
Title:                                 Title:

AJAY LEISURE PRODUCTS, INC.            AGROTEC WILLIAMS, INC.

By:                                    By:
Title:                                 Title:

APTEK WILLIAMS, INC.                   GEOFOCUS, INC.

By:                                    By:
Title:                                 Title:

HARDEE WILLIAMS, INC.                  KENCO/WILLIAMS, INC.

By:                                    By:
Title:                                 Title:

NESC WILLIAMS, INC.                    PREMIER PLASTIC TECHNOLOGIES, INC.

By:                                    By:
Title:                                 Title:

WACCAMAW WHEEL WILLIAMS, INC.          WILLIAMS CONTROLS INDUSTRIES, INC.

By:                                    By:
Title:                                 Title:

WILLIAMS TECHNOLOGIES, INC.            WILLIAMS WORLD TRADE, INC.

By:                                    By:

Title:                                 Title:


WILLIAMS AUTOMOTIVE, INC.              TECHWOOD WILLIAMS, INC.

By:                                    By:

Title:                                 Title: